SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to 240.14a-11(c) or 240.14a-12


                             BENJAMIN MOORE & CO.
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or Item
    22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

- -------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:

- -------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- -------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:

- -------------------------------------------------------------------------------
     (5)   Total fee paid:

- -------------------------------------------------------------------------------

[ ] Fee paid with preliminary materials.
[ ] Check box if any of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount previously paid:
- -------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:
- -------------------------------------------------------------------------------
     (3)   Filing Party:
- -------------------------------------------------------------------------------
     (4)   Date Filed:
- -------------------------------------------------------------------------------

                                     [logo]

                              Benjamin Moore & Co.

                         ______________________________


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          _____________________________




           The Annual Meeting of the Shareholders of Benjamin Moore & Co. will be held on Thursday, the 20th day of April, 1995, at 11:00 in the morning, New Jersey time, at the Benjamin Moore & Co. Technical and Administrative Center, 360 Route 206, Flanders, New Jersey, for the following purposes:

          1. To elect five (5) Class I Directors to hold office for three years and one (1) Class III Director to hold office for two years.

          2. To transact such other business as may properly be brought before the meeting, or any adjournment thereof.

           In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 1995 as the record date for the meeting. Accordingly, only shareholders of record at the close of business on March 1, 1995 will be entitled to notice of and to vote at the meeting.

           Whether or not you expect to be personally present at the meeting, please complete, date, sign and return the enclosed proxy in the envelope which is provided.

          If you attend, we invite you to stay for lunch after the meeting. In order that we may plan for lunch, we request you to please complete and return the enclosed card together with the proxy.


     Montvale, New Jersey
     March 23, 1995

                                          By Order Of The Board of Directors

                                                           John T. Rafferty
                                                               Secretary

                                 PROXY STATEMENT

General

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Benjamin Moore & Co., a New Jersey corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held on the 20th day of April, 1995, at 11:00 o'clock in the morning, New Jersey time, or at any adjournment or adjournments thereof. Only shareholders of record at the close of business on March 1, 1995 (the "Record Date") will be entitled to notice of and to vote at the Meeting.

      The principal executive offices of the Company are located at 51 Chestnut Ridge Road, Montvale, New Jersey 07645. This Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy were first sent or given to shareholders on or about March 23, 1995.

      The  Company's  Annual Report to Shareholders for the  fiscal  year  ended
December 31, 1994, including financial statements, accompanies this Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy.

      The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (none of whom will receive any compensation therefor in addition to their regular compensation) to solicit proxies, personally or by telephone. Arrangements may also be made with banks, brokerage houses and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners, and the Company may reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in connection therewith. At the 1994 Annual Meeting of Shareholders, more than 90.6% of the outstanding shares were represented at the meeting in person or by proxy.

Outstanding Shares

      At the close of business on March 1, 1995, there were 9,594,901 shares of Common Stock, par value $10 per share, outstanding. Each share of Common Stock is entitled to one vote on all matters with respect to which holders thereof are entitled to vote, as set forth in the accompanying Notice of Annual Meeting of Shareholders.

Proxy Procedure

      The form of proxy provides space for a shareholder to vote in the election of Directors or to withhold authority to vote for any or all nominees for the Board of Directors. The election of Directors requires a plurality of the votes cast. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

     A properly completed, signed and dated proxy which is received prior to the Meeting will be voted in the manner specified therein. If authority to vote for one or more of the nominees for election as Director has not been withheld on the proxy in accordance with the instructions set forth thereon, the proxy will be voted for the election of all such nominees; if authority to vote for one or more of such nominees has been so withheld, the proxy will only be voted for the election of the balance of such nominees. The proxy will be voted for not more than six (6) Directors.

      At the date of this Proxy Statement, the Board of Directors does not know of any matters to be brought before the Meeting which are not set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy in the accompanying form will confer discretionary authority with respect to any such other matter. If any such other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

      A shareholder may revoke his or her proxy by giving written notice of revocation to the Secretary of the Company before the proxy is voted at the Meeting, by executing and delivering a later dated proxy, or by attending the Meeting and voting his or her shares in person.

                             PRINCIPAL SHAREHOLDERS

     Set forth below is certain information, as of March 1, 1995 (or in the case of interests under the Company's Employees' Stock Ownership Plan the most recent allocation date), with respect to each person who, to the knowledge of the
Company, may be deemed to own beneficially (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) more than five percent of the Company's Common Stock. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the name of each such person (and the corresponding percentage ownership represented thereby) refers, in several instances, to the same shares.

                                        Shares Owned         Approximate
                                          Beneficially      Percentage of
                                             as of           Outstanding
     Name  and  Address                  March 1, 1995         Shares
     ------------------                  -------------         ------
     Benjamin M. Belcher, Jr.             1,699,105 (1)         17.7
     51 Chestnut Ridge Road
     Montvale, New Jersey 07645

     John C. Moore                        1,359,748 (2)         14.1
     51 Chestnut Ridge Road
     Montvale, New Jersey 07645

     Richard Roob                         1,187,577 (3)         12.3
     51 Chestnut Ridge Road
     Montvale, New Jersey 07645

     Maurice C. Workman                     500,010 (4)          5.2
     51 Chestnut Ridge Road
     Montvale, New Jersey 07645

     Benjamin Moore & Co. Employees' Stock  493,430 (5)          5.1
     Ownership Plan Trust
     51 Chestnut Ridge Road
     Montvale, New Jersey 07645

(1) Includes 1,085,353 shares held by trusts of which Mr. Belcher, Jr. is co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding a total of 59,200 of such shares--individuals having no affiliation with the Company; (b) trusts holding 24,000 of such shares--Mr. Vail; (c) trusts holding 596,998 of such shares--Mr. Roob and Mr. John C. Moore who is named above as the owner of more than five percent of the Company's Common Stock and consequently is deemed to have an affiliation with the Company; (d) trusts holding 397,155 of such shares--Mr. Moore and an attorney having no affiliation with the Company; and (e) a trust holding 8,000 of such shares--Mrs. Wardell. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Belcher, Jr. is one of three trustees of the Company's Employees' Stock Ownership Plan (described hereafter) which owns 493,430 shares. Mr. Belcher, Jr. has an interest under the Plan in 1,904 shares. The other trustees are Mr. Maurice C. Workman and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Belcher Jr.'s wife owns 724 shares which are not counted above, and in which he disclaims any beneficial interest.

(2)  Includes  1,340,761  shares held by trusts of which  Mr.  Moore  is  a  co-
     trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Roob and Mr. Belcher, Jr.; (b) trust holding 346,608 of such shares--brothers of Mr. Moore who are not named above, Mr. Moore's niece and Mr. John C. Moore, Jr. (Mr. Moore's son who is a Director); and (c) trusts holding 397,155 of such shares--Mr. Belcher, Jr. and an attorney having no affiliation with the Company. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mr. Moore is a second cousin, once removed, of Mr. Belcher, Jr. Mr. Moore's wife owns 4,950 shares which are not counted above, and in which he disclaims any beneficial interest.

(3) Includes 656,049 shares held by trusts of which Mr. Roob is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Moore and Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares--Mrs. Wardell and Mr. Vail; (c) a trust holding
     10,559 of such shares -- an individual having no affiliation with the Company and a retiree of the Company; and (d) trusts holding 29,292 of such shares -- an individual having no affiliation with the Company. Mr. Roob also is sole trustee of a trust holding 6,852 of such shares. In each case, the trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Roob is one of three trustees of the Company's Employees' Stock Ownership Plan (described hereafter) which owns 493,430 shares. Mr. Roob has an interest under the Plan in 2,616 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Maurice C. Workman, each of whom is a Director of the Company. Mr. Roob's wife owns 8,000 shares and each of his two daughters owns 300 shares, which are not counted above, and in which he disclaims any beneficial interest.

(4) Mr. Workman is one of three trustees of the Company's Employees' Stock Ownership Plan (described hereafter) which owns 493,430 shares of which Mr. Workman has an interest under the Plan in 3,571 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Workman's wife owns 5,124 shares which are not counted above, and in which he disclaims any beneficial interest.

(5) The Company's Employees' Stock Ownership Plan (described hereafter) owns these shares and the three trustees are Mr. Benjamin M. Belcher, Jr., Mr. Richard Roob and Mr. Maurice C. Workman, each of whom is a Director of the Company.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. Each year the Directors in one class are elected to serve terms of three years.

      The Board of Directors has nominated Benjamin M. Belcher, Jr., Yvan Dupuy, William J. Fritz, Gerald W. Moore and Michael C. Quaid, all of whom were previously elected by the shareholders, for election as Class I Directors and Robert J. Hodgson for election as a Class III Director at the 1995 Annual Meeting of Shareholders.

      The nominees for election as Class I Directors, if elected, will each hold office for a three-year term until the 1998 Annual Meeting of Shareholders and until a successor has been duly elected and qualified. Robert J. Hodgson, who was elected a Director by the Board of Directors on August 9, 1994, has been designated as a nominee by the Board of Directors for election as a Director for a two-year term until the 1997 Annual Meeting of Shareholders and until a successor has been duly elected and qualified.

     The persons named as proxies in the accompanying form of proxy have advised the Company that, unless otherwise instructed, they intend to vote the shares covered by duly executed proxies for the election of Benjamin M. Belcher, Jr., Yvan Dupuy, William J. Fritz, Gerald W. Moore, Michael C. Quaid and Robert J. Hodgson. All of the nominees have agreed to serve if elected. Should any such person become unable or unavailable for election as a Director, an event which the Board of Directors does not anticipate, the individuals appointed as proxies reserve the right to vote such shares for the election of such substitute nominee(s) as the Board of Directors may propose.

     The following table sets forth certain information with respect to the five
(5) nominees for election as Class I Directors to hold office for three years and the one (1) nominee for election as a Class III Director to hold office for a term of two years, and with respect to each Director whose term of office will continue after the Meeting. See also "Ownership of Securities by Nominees and Directors" below.


                                                           Nominees for Election
                                                                                                  Year Term      Served as
                                                                                                   of Office     a Director
Name                               Age                      Principal Occupation                  Will Expire      Since
- ----                               ---                      --------------------                  -----------      -----
Class I Directors
Benjamin M. Belcher, Jr.*          60             Executive Vice President of the Company           1998           1975
                                                  since 1991; Vice President-Planning and
                                                  Secretary of the Company from 1983 to 1991 (1)

Yvan Dupuy                         43             Senior Vice President-Sales and Marketing of      1998           1990
                                                  the Company since 1995; Vice President- Sales
                                                  and Marketing of the Company from 1988 to 1995

William J. Fritz*                  64             Vice President-Finance and Treasurer of           1998           1980
                                                  the Company since 1985

Gerald W. Moore *+                 62             Private investor from 1989 to the present;        1998           1994
                                                  formerly Associate Editor of Equipment
                                                  Distribution magazine

Michael C. Quaid#                  68             Consultant to the Company since 1991;             1998           1973
                                                  Executive Vice President of the Company
                                                  from 1988 until retirement in 1991

Class III Director

Robert J. Hodgson                  57             President of Technical Coatings Co., a            1997           1994
                                                  wholly owned U.S. subsidiary of the
                                                  Company, since 1987

                         Directors Whose Terms of Office
                         Will Continue After the Meeting

Class II Directors

Charles H. Bergmann*#+             80             President, Palmer Display Associates              1996           1984
                                                  from 1962 to 1993 and since then has
                                                  been a consultant to the Company (2)

Frank W. Burr                      58             Executive Vice President of Alliance Capital      1996           1994
                                                  Management, L.P., an investment manage-
                                                  ment company, which is affiliated with
                                                  Equitable Life Insurance Company, from
                                                  1989 until retirement in 1993; since retire-
                                                  ment has been an advisor to pension funds
                                                  and a private investor

Sara B. Wardell+                   52             Managing Director, Scoville Memorial Library,     1996           1987
                                                  Salisbury, CT, from 1978 to 1993 and since
                                                  then has been a library consultant (1)


Joseph Sobie                       60             President of Benjamin Moore & Co., Limited        1996           1987
                                                  since 1982

Charles C. Vail                    51             Vice President-Human Resources of the             1996           1986
                                                  Company since 1988

Ward B. Wack#                      63             Consultant to the Company since 1978 (1)          1996           1975

Class III Directors

Ward C. Belcher                    48             Vice President-Operations of the Company          1997           1988
                                                  since 1989 (1)

Ralph W. Lettieri                  75             Consultant to the Company since 1988;             1997           1967
                                                  Executive Vice President of the Company
                                                  from 1977 until retirement in 1988

John C. Moore, Jr.#                50             Employed by Electronic Data Systems (EDS)         1997           1994
                                                  Consulting Business Unit which consults on
                                                  the use of information technology for the
                                                  operational needs of business, since 1989

Richard Roob*#                     62             Chairman of the Board of Directors                1997           1979
                                                  of the Company since 1984

Maurice C. Workman*#               66             President of the Company since 1970               1997           1963


_______________________
      *Member of the Executive and Finance Committee.
     #Member of the Audit Committee.
     +Member of the Compensation and Stock Option Plan Committee.

      (1) Messrs. B. M. Belcher, Jr. and W. C. Belcher are brothers, Mrs. Wardell is their sister and Mr. Wack is their first cousin.

      (2) Palmer Display Associates, which manufactured and produced advertising and promotional displays, became a division of Graphic Communications, Inc. in November 1993.

Ownership of Securities by Nominees and Directors

     Set forth below is certain information, as of March 1, 1995 (or in the case of interests under the Company's Employees' Stock Ownership Plan the most recent allocation date), with respect to the shares of Common Stock of the Company, and with respect to the Common Shares of its Canadian subsidiary, which may be deemed to be beneficially owned (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission), by each nominee for election as a Director of the Company, by each of its Directors, by each of the executive officers named in the Summary Compensation Table appearing below and by its Directors and officers as a group. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the names of each such person (and the corresponding percentage ownership presented below) refers, in several instances, to the same shares.


                                                                                                 Shares of
                                                      Shares of            Approximate           Canadian             Approximate
                                                       Company             Percentage of         Subsidiary          Percentage of
                                                     Owned as of           Outstanding          Owned as of           Outstanding
     Name                                              3/1/95               Shares                3/1/95               Shares
     ----                                              ------               ------                ------               ------
     Benjamin M. Belcher, Jr.                             (1)                 (1)                8,270 (15)              .6
     Ward C. Belcher                                  235,732  (2)            2.5                5,490 (16)              *
     Charles H. Bergmann                               81,145  (3)             .8


     Frank W. Burr                                      1,000                   *
     Yvan Dupuy                                         5,623  (4)              *                1,000                   *
     William J. Fritz                                  14,442  (5)              *
     Robert J. Hodgson                                  3,490  (6)              *                1,000                   *
     Ralph W. Lettieri                                 13,950  (7)              *
     Gerald W. Moore                                   84,240  (8)             .9
     John C. Moore, Jr.                               346,958  (9)            3.6
     Sara B. Wardell                                  231,208 (10)            2.4                3,060                   *
     Michael C. Quaid                                  20,000 (11)              *                1,800                   *
     Richard Roob                                      (1)                    (1)                7,200 (17)              .6
     Joseph Sobie                                         200                   *               32,115 (18)             2.5
     Charles C. Vail                                  114,263 (12)            1.2
     Ward B. Wack                                     250,040 (13)            2.6                6,700                   .5
     Maurice C. Workman                                (1)                    (1)                1,000                   *
     Directors and Officers                         3,089,470 (14)           32.2               62,835 (14)             4.9
     as a group (20 persons,
     including the above)
__________


*Represents .4% or less of the outstanding shares of Common Stock of the Company or its Canadian subsidiary.

(1) Reference is made to the information set forth under the caption "Principal Shareholders" above, and to the table and the notes thereunder.
(2) Mrs. Belcher owns 5,980 shares of the Company's Common Stock of which 4,256 shares are held as Custodian under the Uniform Gifts to Minors
      Act.   Mr.  Belcher  disclaims any beneficial  interest  in  such shares which are not included above. Includes 35,700 shares of the Company's Common Stock held by trusts of which Mr. Belcher is a co-trustee. The co-trustees are empowered to make all decisions in respect
      of the shares,  including  the voting and  disposition  thereof.   Also
      includes 1,237 shares in which Mr. Belcher has an interest under the Company's Employees' Stock Ownership Plan. In addition, Mr. Belcher is
      Custodian of 28,803 of such shares held under the Uniform Gifts to Minors Act.
(3)   Mrs.  Bergmann  owns 13,081 shares of the Company's  Common  Stock.
      Mr. Bergmann disclaims any beneficial interest in such shares.
(4) Includes 883 shares in which Mr. Dupuy has an interest under the Company's Employees' Stock Ownership Plan.
(5) Includes 1,942 shares in which Mr. Fritz has an interest under the Company's Employees' Stock Ownership Plan.
(6) Includes 390 shares in which Mr. Hodgson has an interest under the Company's Employees' Stock Ownership Plan.
(7) Mrs. Lettieri owns 9,050 shares of the Company's Common Stock. Mr. Lettieri disclaims any beneficial interest in such shares.
(8)   Held  by  two trusts of which Mr. Gerald W. Moore is a  co-trustee.
      The other co-trustees are: (a) a trust holding 49,416 of such shares a brother of Mr. Gerald W. Moore and (b) a trust holding 34,824 of such shares--the brother and a bank. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
(9)   Includes 346,608 shares held by a trust of which Mr. John C. Moore,
      Jr. is a co-trustee with his father, two uncles and a cousin. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
(10) Includes 58,909 shares held by trusts of which Mrs. Wardell is a co-trustee. The other co-trustees of said trusts are as follows: (a) a trust holding 19,200 of such shares--Mr. Roob and Mr. Vail; (b) a trust holding 24,000 of such shares--Mr. Vail; (c) a trust holding 8,000 of such shares--Mr. Belcher, Jr.; and (d) a trust holding 7,709 of such shares a bank. In addition, Mrs. Wardell holds 6,126 of such shares as Custodian under the Uniform Gifts to Minors Act. Mrs. Wardell's daughter owns 21,235 shares which are not counted above, and in which she disclaims any beneficial interest.
(11)  Mrs.  Quaid owns 3,800 shares of the Company's Common  Stock.   Mr.
      Quaid disclaims any beneficial interest in such shares.

(12) Mrs. Vail owns 200 shares of the Company's Common Stock. Mr. Vail disclaims any beneficial interest in such shares. Includes 108,800 shares of the Company's Common Stock held by trusts of which Mr. Vail is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 24,000 of such shares--Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares--Mr. Roob and Mrs. Wardell; (c) a trust holding 24,000 of such shares--Mrs. Wardell; (d) a trust holding 33,600 of such shares--an attorney having no affiliation with the Company and Mr. Wack; and (e) a trust holding 8,000 of such shares--an individual having no affiliation with the Company. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 663 shares in which Mr. Vail has an interest under the Company's Employees' Stock Ownership Plan.
(13)  Includes  33,600 shares of the Company's Common  Stock  held  by  a trust of which Mr. Wack is a co-trustee. The other co-trustees are an attorney having no affiliation with the Company and Mr. Vail. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mrs. Wack owns 200 shares, in which Mr. Wack disclaims any beneficial interest.
(14) Shares which may be deemed to be owned by more than one officer or Director have been counted only once for purposes of the group totals.
(15)  Includes 4,800 shares held by a trust of which Mr. Belcher, Jr.  is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
(16)  Includes 1,230 shares held as custodian for children.
(17) Includes 4,800 shares held by a trust of which Mr. Roob is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.
(18) Includes 30,365 shares held by the subsidiary Company's Deferred Profit Sharing Plan, of which Mr. Sobie is a co-trustee. The other trustees are an executive of the subsidiary Company and an attorney who serves as counsel to the subsidiary Company. Mr. Sobie's wife owns 1,750 shares which are not counted above, and in which he disclaims any beneficial interest.

      Shares owned by the nominees and Directors' parents, spouses, adult children and their spouses, brothers or sisters and their spouses (except those who are Directors of the Company), in which beneficial ownership is disclaimed, total 1,392,950 shares, or 14.5% of the outstanding shares.

Committees of the Board of Directors

      The Company has an Audit Committee, an Executive and Finance Committee and a Compensation and Stock Option Plan Committee, but does not have a Nominating Committee. The Audit Committee functions include recommending to the Board of Directors the engagement of the independent public accountants for the Company, reviewing with the independent public accountants the plan and results of the audit engagement, considering the effect of non-audit services upon the independence of the accountants, approving the fees for audit and non-audit services, and reviewing with the independent public accountants the adequacy of the Company's system of internal accounting controls. The Executive and Finance Committee may exercise all powers of the Board of Directors with certain exceptions as required by law, and is responsible for the approval of the Company's performance bonus plan and for remuneration arrangements for all employees except for senior executives. The Compensation and Stock Option Plan Committee is responsible for compensation arrangements for senior executives, including each executive officer named in the Summary Compensation Table appearing below; it establishes performance goals for senior executives, and it administers the Company's Stock Option Plan approved by the shareholders on April 15, 1993.

      During 1994, there were four meetings of the Board of Directors, three meetings of the Audit Committee, five meetings of the Executive and Finance Committee and two meetings of the Compensation and Stock Option Plan Committee. Each Director of the Company attended at least 75% of the meetings of the Board of Directors and the Committee or Committees of which such person was a member.


                              DIRECTOR COMPENSATION

      In 1994, all Directors who were not employees of the Company were paid an annual fee of $25,000 in consideration of their services as such.

      Charles H. Bergmann (who is a Director of the Company) was also paid a fee of $5,000 for his services on the Executive and Finance Committee of the Board of Directors during 1994.

      Ralph W. Lettieri, Michael C. Quaid and Ward B. Wack (who are Directors of the Company) were each paid a fee for consulting services rendered to the Company during 1994 at an annual rate of $20,000.

      In 1995 each non-employee Director will be paid an annual fee of $30,000 for all services rendered to the Company in any capacity. There will be no separate consulting or other fees paid for services in 1995.


                             EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation earned by the Company's Principal Executive Officers and each of the other three most highly compensated executive officers of the Company for each of the last three fiscal years.

                           Summary Compensation Table

                                                                                                            Long-Term
                                                                      Annual                                Compensation
                                                                      Compensation                            Awards

                                                                                 Other        Securities
                                                                                Annual        Underlying      All Other
Name and                                           Salary        Bonus       Compensation       Options       Compensation
Principal Position                     Year        ($)(1)       ($) (2)       ($)  (3)            (#)         ($)  (4)
__________________________________________________________________________________________________________________________
Richard Roob                             1994      533,690       135,047        7,364            -0-            2,067
Chairman of the                          1993      514,850          -0-         8,034          10,000           3,378
Board of Directors                       1992      486,100          -0-         8,703            -0-            4,961
Principal Executive Officer

Maurice C. Workman                       1994      522,333       132,174       11,854            -0-            2,067
President                                1993      503,286          -0-         8,034          10,000           3,378
Principal Executive Officer              1992      474,900          -0-         8,703            -0-            4,961

Benjamin M. Belcher, Jr.                 1994      270,883        60,739        7,364            -0-            2,067
Executive Vice President                 1993      258,914          -0-         8,034           8,000           3,378
                                         1992      245,000          -0-         8,703            -0-            4,961

William J. Fritz                         1994      260,541        50,544        7,364            -0-            2,067
Vice President - Finance                 1993      248,465          -0-         8,034           8,000           3,378
and Treasurer                            1992      237,000          -0-         8,703            -0-            4,961

Charles C. Vail                          1994      193,900        37,670       11,854            -0-            2,067
Vice President -                         1993      186,200          -0-         8,034           6,000           2,722
Human Resources                          1992      178,000          -0-         8,703            -0-            3,902
_________________________


(1) Salary includes amounts deferred pursuant to salary reduction elections made under the Company's Deferred Savings and Investment Plan (a "401(k) Plan") which does not have a Company matching contribution.
(2)  See the discussion below under the caption "Annual Incentives".
(3) Includes only imputed interest pursuant to the Internal Revenue Code of 1986 with respect to promissory notes without stated interest delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan. These amounts for 1993 and 1992 were previously reflected in the "All Other Compensation" column, but are now shown separately in this column. See caption "Compensation Committee Interlocks and Insider Participation" below.
(4) Includes only the fair market value of shares allocated under the Employees' Stock Ownership Plan.

Revised Retirement Income Plan and Excess Benefit Plan

      The following table shows, as of December 31, 1994, estimated annual benefits payable upon retirement at age 65 under the Company's Revised Retirement Income Plan (the "Retirement Plan") assuming that an employee would be entitled to receive benefits under the Retirement Plan provisions which would yield the largest benefit.


                                                           Pension Plan Table
                                                           ------------------

            Highest Average
             Earnings Over                                 Years of Credited Service
                                   ------------------------------------------------------------------------------------------
          3 Consecutive Years      10 Years         20 Years        30 Years        35 Years        40 Years         45 Years

                 $200,000            28,474           56,948          85,423          99,660         114,660          129,660
                  250,000            35,974           71,948         107,923         125,910         144,660          163,410
                  300,000            43,474           86,948         130,423         152,160         174,660          197,160
                  350,000            50,974          101,948         152,923         178,410         204,660          230,910
                  400,000            58,474          116,948         175,423         204,660         234,660          264,660
                  450,000            65,974          131,948         197,923         230,910         264,660          298,410
                  500,000            73,474          146,948         220,423         257,160         294,660          332,160
                  550,000            80,974          161,948         242,923         283,410         324,660          365,910
                  600,000            88,474          176,948         265,423         309,660         354,660          399,660
                  650,000            95,974          191,948         287,923         335,910         384,660          433,410

      The maximum number of years of credited service under the Retirement Plan is capped at 35 years except for employees hired prior to January 1, 1970.

       Under the Company's Retirement Plan, which is a non-contributory, qualified, defined benefit plan, the Company makes actuarially determined annual contributions on behalf of substantially all of its United States employees who have completed at least one year of service with the Company. As of December 31, 1994, Messrs. Roob, Workman, Belcher, Jr., Fritz and Vail had respectively 18, 44, 33, 39 and 12 years credited service under the Plan. The compensation covered by the Retirement Plan is that described under the "Salary" column of the Summary Compensation Table. Benefits shown in the Pension Plan Table are computed on the basis of a straight life annuity and are not subject to offset for Social Security. To the extent that an employee's retirement benefit as computed in accordance with the Plan exceeds maximum amounts permitted under the Internal Revenue Code of 1986, the difference will be paid by the Company under the Company's unfunded Excess Benefit Plan approved by the Board of Directors which provides a compensating non-qualified annual retirement supplement.


Canadian Subsidiary Plans

     The Company's Canadian subsidiary, Benjamin Moore & Co., Limited, maintains a non-contributory defined benefit pension plan which is qualified for tax purposes under the laws of Canada, as well as an excess benefit plan and a qualified profit sharing plan. The plans provide benefits to employees of the Canadian subsidiary similar to those provided by the Company's Retirement Plan and Excess Benefit Plan described above and Employees' Stock Ownership Plan described below.


                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

      The following persons, who are non-employee Directors, serve as members of the Compensation and Stock Option Plan Committee, which establishes the compensation of the Company's senior executives, including each executive officer named in the Summary Compensation Table above.

  Charles H. Bergmann         Gerald W. Moore         Sara B. Wardell

      In addition, the Executive and Finance Committee establishes the threshold levels of net profits of the Company required for payments to be made under the annual incentive program of the Company. The Executive and Finance Committee is composed of Benjamin M. Belcher, Jr., William J. Fritz, Richard Roob and Maurice
C. Workman, four employee Directors who are executive officers of the Company appearing in the Summary Compensation Table, and Charles H. Bergmann and Gerald
W. Moore who are independent, non-employee Directors who are substantial beneficial owners of shares of Common Stock.

      The following officers and Directors of the Company were indebted to the Company in amounts greater than $60,000 since January 1, 1994 under full recourse promissory notes delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan approved by the shareholders of the Company. Some of the promissory notes bear interest at the rate of five (5) percent per annum and the other promissory notes are without stated interest. The highest amounts outstanding under such notes for such persons since January 1, 1994 and the amounts outstanding at March 1, 1995 were as follows:


                                             Since January 1, 1994                             At March 1, 1995
                                    With Interest       Without Interest       With Interest       Without Interest
       Benjamin M. Belcher, Jr.       $ 18,401              $ 90,993             $ 8,706              $ 77,194
       Ward C. Belcher                  38,689                90,993              25,124                77,194
       Richard H. Delventhal             9,376               125,199               7,036               115,033
       Yvan Dupuy                        3,468                90,993             - 0 -                  77,194
       William J. Fritz                  - 0 -                90,993               - 0 -                77,194
       Robert J. Hodgson                 6,704               153,532               4,691               144,394
       John T. Rafferty                 30,581               145,095              24,630               133,952
       Richard Roob                     40,664                90,993              23,455                77,194
       Charles C. Vail                   - 0 -               204,778               - 0 -               195,326
       Maurice C. Workman                9,376               204,778               7,036               190,710

       The foregoing amounts represent the aggregate principal balances outstanding under the promissory notes. The notes were given in connection with the purchase of the Company's Common Stock which generally occurred on (a) February 28, 1986, (b) July 22, 1988, (c) January 1, 1991 and (d) May 27, 1994,
respectively, at the then current fair market value as determined in accordance with the terms of the Employees' Stock Purchase Plan approved by the shareholders of the Company. The promissory notes are secured by the shares to which they relate. On and after January 1, 1991, all purchases under the Employees' Stock Purchase Plan under full recourse promissory notes have been made without stated interest on the notes.


      Messrs. Ward C. Belcher, Michael C. Quaid and Richard Roob were also indebted to the Company's Canadian subsidiary, Benjamin Moore & Co., Limited, under full recourse promissory notes given in connection with the purchase of Common Shares of the Canadian subsidiary on June 17, 1988 by each of such persons under similar circumstances. The stated interest rate on these notes is five (5) percent per annum. The amount outstanding under each of such notes for each such officer and Director at March 1, 1995 was $8,178 ($11,407 Canadian) and the highest amount outstanding under such notes for each of such persons since January 1, 1994 was $11,836 ($15,669 Canadian). Mr. Yvan Dupuy was also indebted to Benjamin Moore & Co. under a full recourse promissory note without stated interest given in connection with the purchase of Common Shares of Benjamin Moore & Co., Limited on February 3, 1992. The amount outstanding on March 1, 1995 in the case of Mr. Dupuy was $34,148 ($47,627 Canadian) and the highest amount outstanding under such note since January 1, 1994 was $39,335 ($52,072 Canadian).




                        REPORT ON EXECUTIVE COMPENSATION

      The executive compensation program of the Company is administered by the Compensation and Stock Option Plan Committee of the Board of Directors. This Committee consists of Charles H. Bergmann, Gerald W. Moore and Sara B. Wardell, none of whom has been at any time a salaried employee of the Company. They are independent, non-employee Directors who are substantial beneficial owners of shares of Common Stock. They are not eligible to receive grants under the Company's Stock Option Plan.

      In addition, the Executive and Finance Committee, which consists of Benjamin M. Belcher, Jr., William J. Fritz, Richard Roob and Maurice C. Workman, four employee Directors who are executive officers of the Company appearing in the Summary Compensation Table, and Charles H. Bergmann and Gerald W. Moore who are independent, non-employee Directors, establishes the threshold levels of net profits of the Company required for annual incentive payments to be made. The amount of the payment under the management incentive feature for each executive officer of the Company, including those executive officers named in the Summary Compensation Table, is determined by the provisions of the annual incentive program which were approved by the Compensation and Stock Option Plan Committee.


Base Salary

      The Company has a philosophy of providing a level of base compensation or salary that allows the Company to attract, retain and reward the talent needed to maintain its leading position in the coatings business. The Company carefully reviews the performance of employees in determining annual compensation increases. This performance evaluation is made by the various levels of management. Increases are granted within a budget approved annually by the Executive and Finance Committee. All compensation increases for the fifteen senior executives of the Company, including those executive officers appearing in the Summary Compensation Table and all other executive officers, are determined by the Compensation and Stock Option Plan Committee.



      All compensation decisions of the Compensation and Stock Option Plan Committee, including those for the Principal Executive Officers, take into account individual services rendered, level and scope of responsibility, experience, an evaluation of overall Company performance, the need for motivation and retention of executives of outstanding abilities, internal equity, and the requirement to be competitive. Additional consideration is given to the compensation structures of corporations in the same or similar lines of business as the Company as well as a number of those in other lines of business. Survey data is used to assist in this evaluation. Within this framework, the salary of the Principal Executive Officers and the other senior executives of the Company is determined by the Compensation and Stock Option Plan Committee based on the Committee's judgment concerning their individual contribution to the business, level of responsibility and experience. No specific formulas are used.


Annual Incentives

     An annual incentive program was adopted by the Company effective January 1, 1993. It is intended to create a positive link between annual performance and annual incentive compensation. Incentive payments under the profit sharing portion of this program are available to all employees. The incentive payment is based solely on the achievement of specified levels of increase in net profits of the Company over net profits averaged over the most recent three year period, with a threshold level below which no incentive payment is paid to any employee. The Executive and Finance Committee determines incentive opportunities corresponding with the performance required to achieve increasing levels of net income. Target incentive opportunities are not established for each individual. Rather, incentive opportunities are created under the profit sharing portion of this program as an increasing percentage of base salary directly related to the level of increase of net income. This profit sharing opportunity, which is the same for all employees of the Company, is designed to foster a team based approach. A profit sharing bonus payment of 3.20% of base salary was paid to all employees for 1994 based on the level of net profits of the Company.


      In addition, approximately fifty employees, including those executive officers named in the Summary Compensation Table, participate in a management incentive feature. This feature enables the participants to receive an additional incentive payment depending upon the level of increase in net profits. The management incentive payment for 1994 was between 10% and 22% of base salary. The factors considered by the Compensation and Stock Option Plan
Committee in determining the specific percentage for each individual in this group of employees, which included the executive officers named in the Summary Compensation Table, were the level and scope of responsibilities, experience, performance of the individual, Company performance and competitive practices of companies in similar lines of business. The additional incentive payments to the Principal Executive Officers reflect the Compensation and Stock Option Plan Committee's judgment with respect to their level of responsibility within the Company and their leadership which contributed to the net profits of the Company

      Since an increase in net profits is used to determine the amount of the annual incentive, the program is positively correlated with the performance of the Company.

     No incentive or bonus payments were made under the annual incentive program for 1993.


Long-Term Incentives

       The   Company's  long-term  incentive  philosophy  is  that  long-term incentives should be related to increases in long-term shareholder value so as to create a mutuality of interest among the Company, employees and shareholders. To further this objective the Company provides for stock purchases and through its Compensation and Stock Option Plan Committee awards stock options. It also maintains an Employees' Stock Ownership Plan.


Stock Purchases

      An Employees' Stock Purchase Plan was approved by the shareholders of the Company on April 20, 1978. This was a continuation of the original plan established in 1937. It permits the purchase of shares of Common Stock at fair market value. It is believed that stock ownership ensures a direct tie between the interests of employees and shareholders. For a summary of the indebtedness to the Company under this Plan of officers and Directors of the Company who are employees, see the discussion above under the heading "Compensation Committee Interlocks and Insider Participation".


Stock Options

      Stock options encourage and reward efforts that result in corporate financial success over the long-term as measured by stock price appreciation. The Stock Option Plan of the Company was approved by the shareholders on April 15, 1993. Grants were made under this Plan on August 10, 1993 to 1,241 eligible employees, including the executive officers named in the Summary Compensation Table. There have been no grants since that time.

Employees' Stock Ownership Plan

      The Company maintains an Employees' Stock Ownership Plan which is a qualified plan covering substantially all of its United States employees. Under the terms of this Plan, the Board of Directors of the Company is authorized to make contributions from time to time out of the profits or retained earnings of the Company to the Plan Trust fund; such contributions to be in an amount and in the form of cash or shares of Common Stock of the Company as determined by the Board of Directors in its sole discretion. Contributions, which are deductible expenses for income tax purposes, are allocated annually to the participants in the Plan in the ratio that the eligible compensation of each bears to the aggregate eligible compensation of all such participants. In 1994 the Company contributed to the Plan Trust fund an amount necessary to make the loan payment due on a loan made on June 30, 1989, which was used to purchase shares for the Employees' Stock Ownership Plan.


Policy Regarding Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to an employee who on the last day of fiscal years beginning on or after January 1, 1994 is either the chief executive officer or among the four most highly compensated officers other than the chief executive officer to one million dollars, except for qualified performance-based compensation. Options granted under the Company's Stock Option Plan currently qualify as performance-based compensation under proposed regulations issued by the Internal Revenue Service. The Compensation and Stock Option Plan Committee intends to take such action as they deem appropriate to preserve the tax deductibility of compensation paid by the Company to the extent practicable and so long as this objective is consistent with providing fair, competitive and rewarding compensation consistent with performance.

                                  JOINT REPORT
                         EXECUTIVE AND FINANCE COMMITTEE

Benjamin M. Belcher, Jr.          William J. Fritz         Richard Roob
Charles H. Bergmann               Gerald W. Moore          Maurice C. Workman


                  COMPENSATION AND STOCK OPTION PLAN COMMITTEE

Charles H. Bergmann               Gerald W. Moore          Sara B. Wardell


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

       The following table provides information concerning the value of unexercised options held by the executive officers named in the Summary Compensation Table at the end of the last fiscal year, which is calendar year 1994. No stock options were exercised by such persons in 1994 and the Company has no provision for the granting of stock appreciation rights ("SARs").


                                      Number of
                                      Securities
                                      Underlying Unexercised         Value of Unexercised
                                      Options at                     In-the-Money Options at
                                      Fiscal Year End (#)            Fiscal Year End ($) (1)
       Name                           Exercisable/Unexercisable      Exercisable/Unexercisable
       _______________________________________________________________________________________
       Richard Roob                        -0-/10,000                   -0-/$39,800
       Maurice C. Workman                  -0-/10,000                   -0-/$39,800
       Benjamin M. Belcher, Jr.            -0-/8,000                    -0-/$31,840
       William J. Fritz                    -0-/8,000                    -0-/$31,840
       Charles C. Vail                     -0-/6,000                    -0-/$23,880

(1) Values stated are based on the difference between the option exercise or base price per share of $73.26 and the fair value of a share of Common Stock on December 31, 1994 of $77.24 per share, as determined by Management Planning, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540, an independent consulting firm retained since April 1988 to calculate the current fair market value of the Common Stock on a weekly basis.

                                PERFORMANCE GRAPH

       The following line graph compares the Company's cumulative total shareholder return on the Common Stock with the cumulative total return of (i) the Standard & Poor's 500 Stock Index which is a broad based widely used index useful for comparison purposes and (ii) a Peer Group of five publicly traded companies in the coatings business. The Companies in the Peer Group are Lilly Industries, Inc., Pratt & Lambert United, Inc., RPM Inc., The Sherwin-Williams Company and The Valspar Corporation. All returns assume that $100 was invested on December 31, 1989 and that all dividends were reinvested, and all returns are weighted on the basis of market capitalization at the beginning of each year of measurement.

                         Fiscal Years Ended December 31

                        Base
                         1989    1990     1991     1992     1993     1994

Benjamin Moore & Co.     100    96.19   121.99   154.71   193.89   177.66
S&P 500 Comp - LTD       100    96.89   126.41   136.05   149.76   151.74
Peer Group               100   106.09   155.77   184.45   215.31   215.87


                              CERTAIN TRANSACTIONS

      See the discussion above under the caption "Compensation Committee Interlocks and Insider Participation".


                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, has selected Deloitte & Touche as the independent public accountants for the Company in 1995. Deloitte & Touche and its predecessors, Deloitte Haskins & Sells and Haskins & Sells, have acted in such capacity since 1957. A representative of Deloitte & Touche is expected to be present at the Meeting. The representative will have an opportunity to make a statement, and will be available to respond to appropriate questions.


                                  MISCELLANEOUS

Shareholder Proposal Date

      Any shareholder proposal intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, at its principal executive offices at 51 Chestnut Ridge Road, Montvale, New Jersey 07645 not later than November 23, 1995 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1996 Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based on review of the copies of such forms furnished to the Company, the Company believes that during the year 1994 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

                        AVAILABILITY OF FORM 10-K REPORT

      Upon written request, the Company will furnish, without charge, a copy of its Form 10-K Annual Report for 1994, as filed with the Securities and Exchange Commission, to any person who, as of the close of business on March 1, 1995, either held shares of the Company in his or her own name or was the beneficial owner of shares held in the name of another person. Such shareholders must make such requests to the Secretary, Benjamin Moore & Co., 51 Chestnut Ridge Road, Montvale, New Jersey 07645. Owners of shares held in the name of another person must include in their requests a representation that they were beneficial owners of shares of Benjamin Moore & Co. as of the close of business on March 1, 1995.

                                        By Order Of The Board of Directors

                                                             John T. Rafferty
                                                                Secretary
Dated:    March 23, 1995

                          Benjamin Moore & Co. - Proxy
                   51 Chestnut Ridge Road, Montvale, NJ 07645
                      ____________________________________

           This Proxy Is Solicited On Behalf of the Board of Directors



The   undersigned   hereby   appoints     close  of business on March 1,  1995;
Benjamin M. Belcher, Jr., Richard (ii) at any adjournment of the Roob and Maurice C. Workman as meeting; and (iii) upon any subject proxies to vote all shares of the which may properly be brought before undersigned at the Annual Meeting of the meeting. The proxies may vote Shareholders to be held April 20, upon all the matters described in the
1995. Each of the named proxies proxy statement furnished with this shall have the power to appoint a proxy, subject to any directions substitute proxy for himself. The indicated below. If no directions proxies, or any one of them, shall are given, this proxy will be voted have the power to vote: (i) only "FOR" the election of the nominees
those  shares of the Common Stock  of     listed below.
Benjamin  Moore & Co. held of  record
by   the    undersigned  as  of   the

1.   Election of five (5) Class I Directors and one (1) Class III Director:


FOR  all nominees listed below //  WITHHOLD AUTHORITY to vote for all nominees
(except as written below)          listed below


       Benjamin  M. Belcher, Jr.      William  J.  Fritz   Michael C. Quaid
       Yvan Dupuy                     Gerald W. Moore      Robert J. Hodgson

 (INSTRUCTION:   To  withhold authority to  vote  for  any  individual
                 nominee write that nominee's name on the space provided below.)

________________________________________________________________________________


2. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.


PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY
_____________________________________________

                                          -------------------------------------

                                          -------------------------------------

                                          -------------------------------------
                                          Dated:                          ,1995
                                                ---------------------------
                                          The signature(s) should agree with
                                          the name(s) imprinted to the left.
                                          Custodians, Executors, Administrators,
                                          Trustees, Guardians and Attorneys
                                          should so indicated when signing.

                                          Shares held on record date:
                                                                      ----------

                   Benjamin Moore & Co. - Voting Instructions
                   51 Chestnut Ridge Road, Montvale, NJ 07645
                      ____________________________________

                         EMPLOYEES' STOCK OWNERSHIP PLAN
    These Instructions Are Solicited by the Administrative Committee and the
                                 Trustees of the
               Benjamin Moore & Co. Employees' Stock Ownership Plan


Pursuant to Section 9.8 of the These instructions when properly Benjamin Moore & Co. Employees' Stock executed will be followed in the Ownership Plan (the "Plan"), the manner directed. If no instructions
undersigned   hereby  instructs   the     are given on this form or if the form
Administrative Committee and the is not returned, all shares of Common Trustees of the Plan, and each or any Stock held in your account under the of them, to vote as designated below, Plan will be voted in the election of all shares of Common Stock of Directors and on any other proposals Benjamin Moore & Co. held in the before the meeting in the same account of the undersigned under the proportion as shares for which Plan as of the close of business on instructions have been received from March 1, 1995, at the Annual Meeting Participants in the Plan. If of Shareholders to be held on April authority to vote for one or more 20, 1995 or any adjournment thereof. nominees is withheld, the shares of
                                          Common  Stock  held in  your  account
                                          under the Plan will be voted only for
                                          the balance of such nominees, if any.

1.   Election of five (5) Class I Directors and one (1) Class III Director:

 FOR  all nominees listed below       WITHHOLD AUTHORITY to vote for all
 (except as written below)            nominees listed below


    Benjamin  M. Belcher, Jr.      William  J.  Fritz        Michael C. Quaid
    Yvan Dupuy                     Gerald W. Moore           Robert J. Hodgson

 (INSTRUCTION:   To  withhold authority to  vote  for  any  individual
                 nominee write that nominee's name on the space provided below.)
________________________________________________________________________________

2. In their discretion, the Administrative Committee and the Trustees are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.


                                 PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY

                                 -------------------------------------------
                                 Dated:
                                       --------------------------------,1995
                                 The signature should agree with
                                 the name imprinted to the left.